                                                                    Exhibit 99.2


                              THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                               AS OF AND FOR THE
                           THREE-MONTH PERIODS ENDED

                            MARCH 31, 2002 AND 2001

                                                                    Exhibit 99.2

               TABLE OF CONTENTS

               The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission.

               All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

               Wall Street Analyst Coverage Data                                              2

               Corporate Offices, Principal Subsidiaries and Ratings                          3

               Summary Financial Information                                                  4-5

               Consolidated Results
Exhibit 1      Consolidated Income Statement Data                                             6

               Protection Products Segment
Exhibit 2      Protection Products Segment Description                                        7
Exhibit 3      Protection Income Statement Data                                               8
Exhibit 4A     Group Pension Data                                                             9
Exhibit 4B     Closed Block Data                                                              10
Exhibit 4C     Fixed Maturities by Credit Quality - Closed Block                              11
Exhibit 5      Premiums and Inforce                                                           12
Exhibit 6      Statutory Direct Premiums                                                      13

               Accumulation Products Segment
Exhibit 7      Accumulation Products Segment Description                                      14
Exhibit 8      Accumulation Income Statement Data                                             15
Exhibit 9      Accumulation Assets Under Management                                           16

               Retail Brokerage and Investment Banking
Exhibit 10     Retail Brokerage and Investment Banking Segment Description                    17
Exhibit 11     Retail Brokerage and Investment Banking Income Statement Data                  18
Exhibit 12     Income Statement Detail and Advest Data                                        19

               Other Segment
Exhibit 13     Other/Reconciling Products Segment Description                                 20
Exhibit 14     Other/Reconciling Income Statement Data                                        21

               Investments
Exhibit 15     Investments                                                                    22
Exhibit 16     Invested Assets                                                                23
Exhibit 17     Investment Results                                                             24
Exhibit 18A    Fixed Maturities by Credit Quality                                             25
Exhibit 18B    Fixed Maturities by Industry                                                   26
Exhibit 18C    Venture Capital Partnership Investments                                        27
Exhibit 19     Mortgages at Carrying Value                                                    28
Exhibit 20A    Equity Real Estate                                                             29
Exhibit 20B    Mortgages and Real Estate                                                      30

               Historical
Exhibit 21     Quarterly Earnings                                                             31

               Expenses
Exhibit 22     Statutory Expense Ratios                                                       32

WALL STREET ANALYST COVERAGE DATA

Brokerage                               Analyst                  Telephone
Credit Suisse First Boston         .... Caitlin Long        .... (212) 325-2165
Deutsche Banc Alex Brown           .... Vanessa Wilson      .... (212) 469-7351
Dowling & Partners Securities, LLC .... Paul Goulekas       .... (860) 676-8600
Dresdner Kleinwort Wasserstein     .... Thomas Gallagher    .... (212) 903-2191
Fox-Pitt, Kelton                   .... Ronald McIntosh     .... (212) 687-1105
Goldman Sachs                      .... Joan Zief           .... (212) 902-6778
Keefe, Bruyette & Woods, Inc.      .... Jeffrey Schuman     .... (860) 297-0300
Langen McAlenney                   .... Robert Glasspiegel  .... (860) 724-1203
Lehman Brothers Inc.               .... E. Stewart Johnson  .... (646) 351-4345
Morgan Stanley Dean Witter         .... Nigel Dally         .... (212) 761-6235
Philo Smith & Co., Inc.            .... James Inglis        .... (203) 348-7365
Putnam Lovell Securities, Inc.     .... Al Capra            .... (212) 546-7640
SalomonSmithBarney                 .... Colin Devine        .... (212) 816-1682
Sandler O'Neil & Partners          .... Nick Pirsos         .... (212) 847-5043

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company                Trusted Securites Advisors Corp.
1740 Broadway                              7760 France Avenue South, Suite 420
New York, NY 10019                         Minneapolis, MN 55435

MONY Life Insurance Company of America     The Advest Group, Inc.
1740 Broadway                              90 State House Square
New York, NY 10019                         Hartford, CT 06103

U.S. Financial Life Insurance Company      Matrix Capital Markets Group Inc.
10290 Alliance Road                        11 South 12th Street
Cincinnati, OH 45242                       Suite 325
                                           Richmond, VA 23219

Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450         Lebenthal & Co., Inc.
Atlanta, GA 30326                          120 Broadway
                                           New York, NY 10271

MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

   CLAIMS PAYING ABILITY/                                SENIOR DEBT
FINANCIAL STRENGTH RATINGS (1)                           RATINGS (2)

      Standard                                              Standard
       & Poors                                               & Poors
         AA-                                                   A-

        A.M. (3)                                              A.M.
        Best                                                  Best
          A                                                    a-

       Moody's                                               Moody's
         A2                                                   Baa2

        Fitch                                                 Fitch
         AA-                                                   BBB+

(1) MONY Life Insurance Company and MONY Life Insurance Company of America
(2) The MONY Group
(3) MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

     SUMMARY FINANCIAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Three-Months Ended
                                                                                                        March 31,
                                                                                            2002                        2001
                                                                                            ----                        ----
                                                                                                      ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED INCOME STATEMENT DATA:
Net Income                                                                              $      14.3                 $      13.3

Net realized losses/(gains) on investments (after-tax)                                          0.9                        (1.6)
                                                                                        -----------                 -----------
Operating income:                                                                              15.2                        11.7

Venture capital (income)/loss                                                                  (3.3)                        3.1
                                                                                        -----------                 -----------
Operating income, excluding venture capital                                             $      11.9                 $      14.8
                                                                                        ===========                 ===========


PER SHARE CALCULATIONS:

NET INCOME PER SHARE:
Basic                                                                                   $      0.30                 $      0.27
Diluted                                                                                 $      0.29                 $      0.26

OPERATING INCOME PER SHARE:
Basic                                                                                   $      0.32                 $      0.24
Diluted                                                                                 $      0.31                 $      0.23

OPERATING INCOME, EXCLUDING VENTURE CAPITAL INCOME:
Basic                                                                                   $      0.25                 $      0.30
Diluted                                                                                 $      0.24                 $      0.29

Share Data
Weighted-average shares outstanding used in
  basic per share calculations                                                           48,012,310                  48,720,335
Plus: Incremental shares from assumed conversion of
  dilutive securities                                                                     1,724,895                   1,594,447
                                                                                        -----------                 -----------
Weighted-average shares used in diluted
  per share calculations                                                                 49,737,205                  50,314,782
                                                                                        ===========                 ===========


OTHER DATA:
Employee count                                                                                3,550                       3,994
Career agent count (Domestic and International)                                               1,742                       2,401
US Financial Life Brokerage General Agencies                                                    229                         233
Trusted Advisors Registered Representatives                                                     492                         433
Active Enterprise Selling Agreements                                                            376                         373
Advest Financial Advisors                                                                       480                         468

(Unaudited)
                    SUMMARY FINANCIAL INFORMATION - CONTINUED

-----------------------------------------------------------------------------------------------------------------------
                                                                                  March 31,         December 31,
                                                                                    2002                2001
                                                                                    ----                ----
                                                                                        ($ millions)
-----------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)                           $ 11,825.0          $ 11,826.5
Assets transferred in Group Pension Transaction                                    4,573.9             4,650.4
Separate accounts assets                                                           5,181.1             5,195.2
Other assets                                                                       2,910.3             3,980.2
                                                                                ----------          ----------
   Total Assets                                                                 $ 24,490.3          $ 25,652.3

Policyholders' liabilities                                                      $ 10,543.2          $ 10,488.2
Liabilities transferred in Group Pension Transaction                               4,521.0             4,586.5
Separate account liabilities                                                       5,178.2             5,192.3
Short term debt                                                                        7.0               320.0
Long term debt                                                                       579.0               578.8
Other liabilities                                                                  1,611.1             2,434.3
                                                                                ----------          ----------
   Total Liabilities                                                              22,439.5            23,600.1
Equity                                                                             2,029.0             2,014.1
Accumulated comprehensive income (ACI)                                                21.8                38.1
                                                                                ----------          ----------
   Total Shareholders' Equity                                                      2,050.8             2,052.2
                                                                                ----------          ----------
   Total Liabilities and Shareholders' Equity                                   $ 24,490.3          $ 25,652.3
                                                                                ==========          ==========
SHARE DATA:
Diluted book value per share                                                         41.03               41.55
Diluted book value per share (excluding accumulated comprehensive income)            40.60               40.78
CAPITALIZATION:
Long-term debt                                                                  $    579.0          $    578.8
Shareholders' Equity (Excluding ACI)                                               2,029.0             2,014.1
                                                                                ----------          ----------
Total capitalization                                                            $  2,608.0          $  2,592.9
                                                                                ==========          ==========

Debt as Percent of Total Capitalization                                                 22%                 22%
                                                                                ==========          ==========

STATUTORY DATA:
Capital and Surplus                                                             $    905.2          $    917.4
Asset Valuation Reserve (AVR)                                                        200.1               201.0
                                                                                ----------          ----------
Total Capital and Surplus plus AVR                                              $  1,105.3          $  1,118.4
                                                                                ==========          ==========


Exhibit 1
(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

------------------------------------------------------------------------------------------
                                                                 Three-Months Ended
                                                                      March 31,
                                                                 2002           2001
                                                                 ----           ----
                                                                     ($ millions)
------------------------------------------------------------------------------------------

REVENUES:

Premiums                                                        $164.4          $165.1
Universal life and investment-type product policy fees            49.0            49.7
Net investment income                                            189.7           183.7
Net realized (losses)/gains on investments                        (2.4)            2.5
Group Pension Profits                                              7.7             9.9
Retail Brokerage and Investment Banking                           90.8            71.1
Other income                                                      38.2            30.3
                                                                ------          ------
                                                                 537.4           512.3
                                                                ------          ------
BENEFITS AND EXPENSES:

Benefits to policyholders                                        190.7           197.7
Interest credited to policyholders account balances               27.9            28.3
Amortization of deferred policy acquisition costs                 32.8            37.2
Dividends to policyholders                                        61.5            54.6
Other operating costs and expenses                               203.4           174.2
                                                                ------          ------
                                                                 516.3           492.0
                                                                ------          ------
Income before income tax                                          21.1            20.3
Income tax expense                                                 6.8             7.0
                                                                ------          ------
Net Income                                                      $ 14.3          $ 13.3
                                                                ======          ======
------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission. The results reported for the three month period ended March 31, 2002 and 2001 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated.

Exhibit 2

                           PROTECTION PRODUCTS SEGMENT

--------------------------------------------------------------------------------


The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.


--------------------------------------------------------------------------------

Exhibit 3
(Unaudited)
                         PROTECTION PRODUCTS SEGMENT (1)
                             INCOME STATEMENTS DATA

------------------------------------------------------------------------------------------------------------------
                                                                                  Three-Months Ended
                                                                                       March 31,
                                                                              2002                    2001
                                                                              ----                    ----
                                                                                     ($ millions)
------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                                     $160.4                  $161.6
Universal life and investment-type product policy fees                         35.7                    34.5
Net investment income                                                         153.7                   148.2
Group Pension Profits                                                           7.7                     9.9
Other income                                                                    5.8                    (2.2)
                                                                             ------                  ------
     Total revenues                                                           363.3                   352.0
                                                                             ------                  ------
BENEFITS AND EXPENSES:
Benefits to policyholders                                                     176.0                   183.2
Interest credited to policyholder account balances                             15.4                    15.5
Amortization of deferred policy acquisition costs                              26.9                    30.9
Dividends to policyholders                                                     60.9                    54.0
Other operating costs and expenses                                             56.6                    49.6
                                                                             ------                  ------
    Total benefits and expenses                                               335.8                   333.2
                                                                             ------                  ------

Pre-tax operating income                                                       27.5                    18.8
Net realized (loss)/gains on investments                                       (2.0)                    1.7
                                                                             ------                  ------
Pre-tax income                                                               $ 25.5                  $ 20.5
                                                                             ======                  ======
OPERATING INCOME RECONCILIATION:
Pre tax operating income                                                     $ 27.5                  $ 18.8
Policyholder dividends resulting from closed block realized loss               (1.1)                   (0.1)
                                                                             ------                  ------
Operating Income                                                             $ 26.4                  $ 18.7
                                                                             ======                  ======
------------------------------------------------------------------------------------------------------------------

(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission. The results reported for the three month period ended March 31, 2002 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated.

                                                                                  Three-Months Ended
                                                                                       March 31,
($ millions)                                                                  2002                    2001
                                                                             ------                  ------
Operating Income                                                             $ 26.4                    18.7
Venture Capital (gains)/losses                                                 (3.9)                    4.0
                                                                             ------                  ------
Operating Income excluding venture capital                                   $ 22.5                  $ 22.7
                                                                             ======                  ======

Exhibit 4A
(Unaudited)

                                                           GROUP PENSION PROFIT
                                                          SUMMARY INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Three-Months Ended
                                                                                                         March 31,
INCOME STATEMENT DATA:                                                                       2002                     2001
                                                                                             ----                     ----
                                                                                                      ($ millions)
------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Policy product fees                                                                      $         4.7            $       5.3
Net investment income                                                                             23.2                   27.2
Net realized (losses)/gains on investments                                                        (0.2)                   1.6
                                                                                         -------------            -----------
     Total revenues                                                                               27.7                   34.1
                                                                                         -------------            -----------
BENEFITS AND EXPENSES:
Interest credited to policyholder account balances                                                15.8                   18.5
Other operating costs and expenses                                                                 4.2                    5.7
                                                                                         -------------            -----------
    Total benefits and expenses                                                                   20.0                   24.2
                                                                                         -------------            -----------

    Group Pension Profits                                                                $         7.7            $       9.9
                                                                                         =============            ===========


                                    ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

------------------------------------------------------------------------------------------------------------------------------
                                                                                            March 31,             December 31,
                                                                                              2002                    2001
                                                                                              ----                    ----
                                                                                                     ($ millions)
------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA :
Assets:
General Account
  Fixed maturities                                                                       $     1,345.9            $   1,400.5
  Mortgage loans on real estate                                                                   25.8                   26.5
  Cash and cash equivalents                                                                       21.9                   19.4
  Other assets                                                                                    21.3                   24.5
                                                                                         -------------            -----------
     Total general account assets                                                              1,414.9                1,470.9
Separate account assets                                                                        3,159.0                3,179.5
                                                                                         -------------            -----------
     Total Assets                                                                        $     4,573.9            $   4,650.4
                                                                                         =============            ===========
Liabilities:
General Account
   Policyholder account balances                                                         $     1,378.9            $   1,398.8
   Other liabilities                                                                             (16.9)                   8.2
                                                                                         -------------            -----------
     Total general account liabilities                                                         1,362.0                1,407.0
Separate account liabilities                                                                   3,159.0                3,179.5
                                                                                         -------------            -----------
     Total Liabilities                                                                   $     4,521.0            $   4,586.5
                                                                                         =============            ===========

Exhibit 4B
(Unaudited)

                          CLOSED BLOCK INCOME STATEMENT

-------------------------------------------------------------------------------------------
                                                                  Three-Months Ended
                                                                        March 31,
                                                                2002                2001
                                                                ----                ----
                                                                     ($ millions)
REVENUES:
Premiums                                                      $ 120.4             $ 129.3
Net investment income                                            98.2                99.9
Net realized loss on investments                                 (1.1)               (0.1)
Other income                                                      0.4                 0.5
                                                              -------             -------
     Total revenues                                             217.9               229.6
                                                              -------             -------
BENEFITS AND EXPENSES:
Benefits to policyholders                                       132.1               141.4
Interest credited to policyholders account balances               2.1                 2.1
Amortization of deferred policy acquisition costs                11.7                21.2
Dividends to policyholders                                       60.2                53.5
Operating costs and expenses                                      1.1                 1.7
                                                              -------             -------
    Total benefits and expenses                                 207.2               219.9
                                                              -------             -------
      Closed Block Profit                                     $  10.7             $   9.7
                                                              =======             =======

                       CLOSED BLOCK ASSETS AND LIABILITIES

--------------------------------------------------------------------------------------------------
                                                         March 31,                   December 31,
                                                           2002                         2001
                                                           ----                         ----
                                                                     ($ millions)
--------------------------------------------------------------------------------------------------
BALANCE SHEET DATA:
Assets:
General Account
  Fixed maturities                                       $ 3,834.0                    $ 3,868.9
  Mortgage loans on real estate                              578.9                        622.1
  Amounts due from broker                                     18.1                          6.2
  Policy loans                                             1,135.3                      1,144.3
  Cash and cash equivalents                                  101.9                         56.2
  Premiums receivable                                          7.3                         12.5
  Deferred policy acquisition costs                          492.6                        500.6
  Other assets                                               245.0                        219.3
                                                         ---------                    ---------
      Total closed block assets                          $ 6,413.1                    $ 6,430.1
                                                         =========                    =========
Liabilities:
General Account
   Future policy benefits                                $ 6,870.3                    $ 6,869.8
   Policyholders' account balances                           292.4                        292.9
   Other policyholders' liabilities                          165.6                        162.2
   Other liabilities                                         132.2                        163.9
                                                         ---------                    ---------
      Total closed block liabilities                     $ 7,460.5                    $ 7,488.8
                                                         =========                    =========

Exhibit 4C
(Unaudited)

                                               FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK
PUBLIC FIXED MATURITIES BY CREDIT QUALITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   As Of                                  Year Ended
                                                              March 31, 2002                           December 31, 2001
       NAIC     Rating Agency                   Amortized          % of         Estimated    Amortized     % of          Estimated
      Rating    Equivalent Designation             Cost            Total        Fair Value     Cost        Total        Fair Value
      ------    ----------------------             ----            -----        ----------     ----        -----        ----------
                                                               ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------

        1       Aaa/Aa/A                        $  1,678.3           77.4%      $ 1,694.5    $ 1,589.1      76.7%      $   1,631.5
        2       Baa                                  400.4           18.3%          401.1        391.3      18.8%            399.6
        3       Ba                                    98.1            4.1%           88.9         93.1       4.1%             86.2
        4       B                                      5.0            0.2%            5.0          5.0       0.2%              4.9
        5       Caa and lower                            -            0.0%              -          5.0       0.2%              5.1
        6       In or near default                     0.6            0.0%            0.7          0.6       0.0%              0.5
                                                ----------          -----       ---------    ---------     -----       -----------
                Subtotal                           2,182.4          100.0%        2,190.2      2,084.1     100.0%          2,127.8
                Redeemable preferred stock              -             0.0%             -            -        0.0%              -
                                                ----------          -----       ---------    ---------     -----       -----------
                Total Public Fixed
                Maturities                      $  2,182.4           100.0%     $ 2,190.2    $ 2,084.1     100.0%      $   2,127.8
                                                ----------           -----      ---------    ---------     -----       -----------
PRIVATE FIXED MATURITIES BY CREDIT QUALITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   As Of                                  Year Ended
                                                               March 31, 2002                         December 31, 2001
       NAIC     Rating Agency                   Amortized          % of         Estimated   Amortized      % of          Estimated
      Rating    Equivalent Designation             Cost            Total        Fair Value     Cost        Total        Fair Value
      ------    ----------------------             ----            -----        ----------     ----        -----        ----------
                                                               ($ millions)                           ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
        1       Aaa/Aa/A                        $    812.9           50.5%      $   831.2      $ 845.3      50.3%      $     875.1
        2       Baa                                  714.6           44.0%          722.6        742.5      43.6%            759.5
        3       Ba                                    76.8            4.5%           74.2         83.6       4.8%             83.3
        4       B                                     16.8            1.0%           15.8         17.8       1.0%             17.1
        5       Caa and lower                           -             0.0%             -           7.5       0.3%              6.0
        6       In or near default                      -             0.0%             -            -        0.0%               -
                                                ----------          -----       ---------    ---------     -----       -----------
                Subtotal                           1,621.1          100.0%        1,643.8      1,696.7     100.0%          1,741.0
                Redeemable preferred stock              -             0.0%             -            -        0.0%               -
                                                ----------          -----       ---------    ---------     -----       -----------
                Total Private Fixed
                Maturities                      $  1,621.1          100.0%      $ 1,643.8    $ 1,696.7     100.0%      $   1,741.0
                                                ----------          -----       ---------    ---------     -----       -----------
TOTAL FIXED MATURITIES BY CREDIT QUALITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   As Of                                  Year Ended
                                                               March 31, 2002                          December 31, 2001
       NAIC     Rating Agency                   Amortized          % of          Estimated    Amortized     % of         Estimated
      Rating    Equivalent Designation             Cost            Total        Fair Value     Cost        Total        Fair Value
      ------    ----------------------             ----            -----        ----------     ----        -----        ----------
                                                               ($ millions)                            ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------

        1       Aaa/Aa/A                        $  2,491.2           65.9%      $ 2,525.7    $ 2,434.4      64.8%      $   2,506.6
        2       Baa                                1,115.0           29.3%        1,123.7      1,133.8      30.0%          1,159.1
        3       Ba                                   174.9            4.3%          163.1        176.7       4.4%            169.5
        4       B                                     21.8            0.5%           20.8         22.8       0.6%             22.0
        5       Caa and lower                            -            0.0%              -         12.5       0.3%             11.1
        6       In or near default                     0.6            0.0%            0.7          0.6       0.0%              0.5
                                                ----------          -----       ---------    ---------     -----       -----------
                Subtotal                           3,803.5          100.0%        3,834.0      3,780.8     100.0%          3,868.8
                Redeemable preferred stock              -             0.0%             -            -        0.0%               -
                                                ----------          -----       ---------    ---------     -----       -----------
                Total Fixed
                Maturities                      $  3,803.5          100.0%      $ 3,834.0    $ 3,780.8     100.0%      $   3,868.8
                                                ----------          -----       ---------    ---------     -----       -----------


-----------------------------------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block.

Exhibit 5
(Unaudited)


                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

--------------------------------------------------------------------------------
                                                          Three-Months Ended
                                                                March 31,
                                                         2002            2001
                                                         ----            ----
                                                            ($ millions)
--------------------------------------------------------------------------------
PROTECTION BUSINESS SALES:
   Traditional life                                  $       0.7     $      0.1
   Term                                                     11.2            8.5
   Universal life                                            7.7            4.8
   Variable universal life                                  10.5           12.8
   Corporate owned life insurance                           18.3           22.8
   Group universal life                                      0.3            0.3
                                                     -----------     ----------
  Total                                              $      48.7     $     49.3
                                                     ===========     ==========


--------------------------------------------------------------------------------
                                                               As of
                                                       March 31,    December 31,
                                                         2002            2001
                                                         ----            ----
--------------------------------------------------------------------------------

             Insurance In Force ($ in millions except number of policies)
--------------------------------------------------------------------------------

Traditional Life (1):
  Number of policies (in thousands)                        851.5           857.3
   GAAP life reserves                                $   7,393.7     $   7,374.8
   Face amounts                                      $  75,275.2     $  73,678.2

Universal Life:
  Number of policies (in thousands)                         74.2            74.7
   GAAP life reserves                                $     722.9     $     711.2
   Face amounts                                      $  10,808.5     $  10,843.6

Variable Universal Life:
  Number of policies (in thousands)                         66.5            65.9
   GAAP life reserves                                $     806.9     $     772.0
   Face amounts                                      $  18,462.3     $  18,231.2

Group Universal Life:
  Number of policies (in thousands)                         43.0            43.9
   GAAP life reserves                                $      67.1     $      66.7
   Face amounts                                      $   1,531.4     $   1,571.4

Total:
  Number of policies (in thousands)                      1,035.2         1,041.8
   GAAP life reserves                                $   8,990.6     $   8,924.7
   Face amounts                                      $ 106,077.4     $ 104,324.4

--------------------------------------------------------------------------------
(1) Consists of whole life and term policies

Exhibit 6
(Unaudited)
                         PROTECTION PRODUCTS SEGMENT
                    STATUTORY DIRECT PREMIUMS BY PRODUCT

--------------------------------------------------------------------------------
                                                          Three-Months Ended
                                                                March 31,
                                                          2002             2001
                                                          ----             ----
                                                               ($ millions)
--------------------------------------------------------------------------------
LIFE INSURANCE:
  Traditional Life (1):
  First year & single                                    $  39.7        $  40.3
  Renewal                                                  110.7          108.5
                                                         -------        -------
           Total                                         $ 150.4        $ 148.8
                                                         =======        =======
  Universal Life:
  First year & single                                    $   8.0        $   4.2
  Renewal                                                   24.1           25.5
                                                         -------        -------
           Total                                         $  32.1        $  29.7
                                                         =======        =======
  Variable Universal Life:
  First year & single                                    $  13.5        $  16.5
  Renewal                                                   25.9           21.8
                                                         -------        -------
           Total                                         $  39.4        $  38.3
                                                         =======        =======
Corporate Sponsored Variable Universal Life:
  First year & single                                    $  14.7        $  12.6
  Renewal                                                    9.1           23.6
                                                         -------        -------
           Total                                         $  23.8        $  36.2
                                                         =======        =======
Group Universal Life:
  First year & single                                    $   0.4        $   0.7
  Renewal                                                    2.8            2.8
                                                         -------        -------
           Total                                         $   3.2        $   3.5
                                                         =======        =======

   Total life insurance                                  $ 248.9        $ 256.5
                                                         =======        =======
--------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 7

                          ACCUMULATION PRODUCT SEGMENT

--------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

--------------------------------------------------------------------------------

Exhibit 8
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                                INCOME STATEMENT

---------------------------------------------------------------------------------------------------
                                                                      Three-Months Ended
                                                                          March 31,
                                                               2002                   2001
                                                               ----                   ----
                                                                        ($ millions)
---------------------------------------------------------------------------------------------------

REVENUES:

Premiums                                                   $           1.5      $          1.3
Universal life and investment-type product policy fees                12.1                15.2
Net investment income                                                 21.2                19.1
Other income                                                          25.8                26.2
                                                          -----------------    ----------------
     Total revenues                                                   60.6                61.8
                                                          -----------------    ----------------

BENEFITS AND EXPENSES:

Benefits to policyholders                                              6.2                 5.8
Interest credited to policyholder account balances                    10.4                10.3
Amortization of deferred policy acquisition costs                      5.9                 6.3
Dividends to policyholders                                             0.3                 0.4
Other operating costs and expenses                                    29.1                28.1
                                                          -----------------    ----------------
    Total benefits and expenses                                       51.9                50.9
                                                          -----------------    ----------------

Pre-tax operating income                                               8.7                10.9
Net realized (loss)/gains on investments                              (0.2)                1.1
                                                          -----------------    ----------------
Pre-tax income                                             $           8.5      $         12.0
                                                          =================    ================

--------------------------------------------------------------------------------------------------------
                                                                     Three-Months Ended
                                                                           March 31,
($ millions)                                                     2002                2001
                                                          -----------------    ----------------
Operating Income                                           $           8.7                10.9
Venture Capital (gains)/losses                                        (0.8)                1.3
                                                          -----------------    ----------------
Operating Income excluding venture capital                 $           7.9      $         12.2
                                                          =================    ================

Exhibit 9
(Unaudited)



                 ACCUMULATION PRODUCTS SEGMENT
                    ASSETS UNDER MANAGEMENT

----------------------------------------------------------------------------
                                    March 31,      March 31,    December 31,
                                      2002           2001          2001
                                         ($ billions)
----------------------------------------------------------------------------
ACCUMULATION SEGMENT:
Assets under management
  Individual variable annuities     $   3.9        $   3.9       $   3.9
  Individual fixed annuities            0.7            0.7           0.7
  Proprietary retail mutual funds       4.5            4.3           4.4
                                    -------        -------       -------
                                    $   9.1        $   8.9       $   9.0
                                    =======        =======       =======

                                       Three-Months Ended
                                           March 31,
                                      2002           2001
                                      ----           ----
                                         ($ billions)
RECONCILIATION  IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value           $   3.9        $   4.4
  Sales                                 0.1            0.1
  Market appreciation                   0.0           (0.4)
  Mortality and expense                (0.0)          (0.0)
  Surrenders and withdrawals           (0.1)          (0.1)
                                    -------        -------
                                    $   3.9        $   3.9
                                    =======        =======
ENTERPRISE GROUP OF FUNDS:
  Beginning account value           $   4.4        $   4.8
  Sales                                 0.3            0.4
  Dividends reinvested                  0.0            0.0
  Market appreciation                   0.0           (0.6)
  Redemptions                          (0.3)          (0.3)
                                    -------        -------
  Ending account value              $   4.5        $   4.3
                                    =======        =======
--------------------------------------------------------------------------------

Exhibit 10

                     RETAIL BROKERAGE AND INVESTMENT BANKING

--------------------------------------------------------------------------------

The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, Advest Group Inc. ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).
--------------------------------------------------------------------------------

Exhibit 11
(Unaudited)
                 RETAIL BROKERAGE AND INVESTMENT BANKING
                          INCOME STATEMENT DATA

---------------------------------------------------------------------------
                                                     Three-Months Ended
                                                          March 31,
                                                     2002            2001
                                                     ----            ----
                                                        ($ millions)
--------------------------------------------------------------------------
REVENUES:
Net investment income                              $  2.3          $  1.0
Retail Brokerage and Investment Banking              90.8            71.1
                                                   ------          ------
     Total revenues                                  93.1            72.1
                                                   ------          ------
BENEFITS AND EXPENSES:
Other operating costs and expenses                   93.9            73.8
                                                   ------          ------
    Total benefits and expenses                      93.9            73.8
                                                   ------          ------
Pre-tax operating loss                               (0.8)           (1.7)
Net realized losses on investments                      -            (0.2)
                                                   ------          ------
Pre-tax loss                                       $ (0.8)         $ (1.9)
                                                   ======          ======

---------------------------------------------------------------------------

Exhibit 12
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                                    Three-Months Ended
                                                        March 31,
                                             --------------------------------
                                                2002                  2001
                                             ----------           -----------
                                                       ($ millions)

REVENUES:
Commissions                                    $ 42.4               $ 27.8
Interest                                          8.7                 13.6
Principal transactions                           22.7                 14.9
Asset management and administration               4.9                  2.5
Investment banking                               13.3                  9.8
Other                                             1.1                  3.3
                                               ------               ------
     Total revenues                              93.1                 71.9
                                               ------               ------
EXPENSES:
Compensation                                     53.3                 36.2
Interest                                          4.6                  9.9
Goodwill and other intangible amortization        1.0                  1.5
Other                                            35.0                 26.2
                                               ------               ------
    Total expenses                               93.9                 73.8
                                               ------               ------
Pre-tax loss                                   $ (0.8)              $ (1.9)
                                               ======               ======

-------------------------------------------------------------------------------

                                         ADVEST - NET INTEREST
                                           Three-Months Ended
                                March 31, 2002           March 31, 2001
                              -----------------        -------------------
                                             ($ millions)
                                              ----------
Net Interest Income -
Interest Income:
  Brokerage customers (1)     $ 4.1       47.2%        $ 6.2        45.6%
  Stock borrowed  (1)           1.2       13.8%          6.2        45.6%
  Investments                   0.1        0.9%          0.1         0.7%
  Security inventory            2.2       25.3%          0.9         6.6%
  Other                         1.1       12.7%          0.2         1.5%
                              -----------------       -------------------
                              $ 8.7      100.0%       $ 13.6       100.0%
                              -----------------       -------------------
Interest Expense:
  Stock loaned  (1)             2.9       63.0%          6.0        60.6%
  Brokerage customers           1.3       28.3%          1.2        12.1%
  Borrowings                    0.2        4.3%          2.6        26.3%
  Other                         0.2        4.3%          0.1         1.0%
                              -----------------        ------------------
                                4.6      100.0%          9.9       100.0%
                              -----------------        ------------------
Net interest income           $ 4.1       47.0%        $ 3.7        27.2%
                              =================        ==================


(1) The decrease in interest income from 2001 to 2002 reflected in the line items above entitled "Brokerage customers" and "Stock borrowed", as well as the decrease in interest expense from 2001 to 2002 reflected in the line item "Stock loaned" resulted from the outsourcing of Advest's clearing operation to Wexford which was completed in early 2002. In connection with the outsourcing, Advest entered into an interest-sharing agreement with Wexford which has resulted in lower net interest profits in the current year

-------------------------------------------------------------------------------

                             ADVEST STATISTICAL DATA
                                                                  As of
                                                             March 31, 2002
                                                             --------------

Client Assets (in millions)*                                   $ 28,227.0

Number of Client Accounts (in thousands)                              248


* Includes assets managed under fee-based programs of approximately $6.8 million.

Exhibit 13

                             OTHER PRODUCTS SEGMENT

--------------------------------------------------------------------------------

The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.


--------------------------------------------------------------------------------



                               RECONCILING AMOUNTS

--------------------------------------------------------------------------------

The reconciling amounts include certain benefits for the Company's benefit plans, the results of the holding company and certain non-recurring items.

--------------------------------------------------------------------------------

Exhibit 14
(Unaudited)
                   OTHER/RECONCILING PRODUCTS SEGMENT
                          INCOME STATEMENT DATA

-------------------------------------------------------------------------------------
                                                                Three-Months Ended
                                                                     March 31,
                                                               2002             2001
                                                               ----             ----
                                                                    ($ millions)
REVENUES:
Premiums                                                     $   2.5         $   2.2
Universal life and investment-type product policy fees           1.2               -
Net investment income                                           12.5            15.4
Other income                                                     6.6             6.3
                                                             --------        --------
     Total revenues                                             22.8            23.9
                                                             --------        --------
BENEFITS AND EXPENSES:
Benefits to policyholders                                        8.5             8.7
Interest credited to policyholder account balances               2.1             2.5
Dividends to policyholders                                       0.3             0.2
Other operating costs and expenses                              23.8            22.7
                                                             --------        --------
    Total benefits and expenses                                 34.7            34.1
                                                             --------        --------

Pre-tax operating loss                                         (11.9)          (10.2)
Net realized gain/(loss) on investments                          0.2            (0.1)
                                                             --------        --------
Pre-tax loss                                                 $ (11.7)        $ (10.3)
                                                             ========        ========

-------------------------------------------------------------------------------------

                                                               Three-Months Ended
                                                                     March 31,
($ millions)                                                   2002            2001
                                                             --------        --------
Operating Income                                             $ (11.9)        $ (10.2)
Venture Capital gains/(loss)                                     0.3            (0.4)
                                                             --------        --------
Operating Income excluding venture capital                   $ (11.6)        $ (10.6)
                                                             ========        ========

                                   INVESTMENTS



             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16
(Unaudited)


                                              CONSOLIDATED GAAP INVESTED ASSETS

------------------------------------------------------------------------------------------------------------------------
                                                                As of                                     As of
                                                            March 31, 2002                         December 31, 2001
                                                        Carrying        % of                      Carrying       % of
                                                          Value        Total                        Value        Total
                                                          -----        -----                        -----        -----
INVESTED ASSETS                                                                   ($ Millions)
------------------------------------------------------------------------------------------------------------------------
Fixed Maturities, Available for Sale                   $  6,920.1        62.3%                   $  6,976.0       62.8%
Fixed Maturities, Held to Maturity                            0.1         0.0%                          0.1        0.0%
Equity Securities, Available for Sale                       305.8         2.8%                        299.2        2.7%
Mortgage Loans on Real Estate                             1,763.2        15.9%                      1,809.7       16.3%
Policy Loans                                              1,223.7        11.0%                      1,229.0       11.1%
Real Estate to be Disposed Of                               193.5         1.7%                        172.3        1.6%
Real Estate Held for Investment                              46.7         0.4%                         58.5        0.5%
Other Invested Assets                                       126.8         1.1%                        116.7        1.0%
Cash and Cash Equivalents                                   535.3         4.8%                        441.0        4.0%
                                                       ----------    ---------                   ----------    --------
    Invested Assets, excluding Trading Securities      $ 11,115.2       100.0%                   $ 11,102.5      100.0%
                                                       ==========    =========                   ==========    ========

------------------------------------------------------------------------------------------------------------------------


The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17
(Unaudited)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS

------------------------------------------------------------------------------------------------------------------------------------
                                                        Three Months Ended          Three Months Ended           Year Ended
                                                        March 31, 2002                March 31, 2001          December 31, 2001
                                                      Yield (2)      Amount        Yield (2)     Amount      Yield (1)     Amount
                                                      ---------      ------        ---------     ------      ---------     ------
                                                          ($ millions)                 ($ millions)               ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Investment Income                                       7.2%      $   123.9          7.5%      $   125.5        7.3%     $   492.5
Realized Gains (losses)                                 0.3%            4.8          0.3%            4.7        0.0%          (2.6)
   Total                                                7.5%      $   128.7          7.8%      $   130.2        7.2%     $   489.9
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $ 6,862.0                    $ 6,728.4                 $ 6,833.0
                                                     -------------------------------------------------------------------------------
EQUITY SECURITIES
Investment Income                                       7.9%      $     6.0         -5.7%      $    (4.6)      10.8%     $   (33.9)
Realized Gains (losses)                                -1.5%           (1.1)        -2.0%           (1.6)      -2.5%          (7.8)
   Total                                                6.4%      $     4.8         -7.7%      $    (6.2)      13.3%     $   (41.7)
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $   305.8                    $   317.5                 $   299.2
                                                     -------------------------------------------------------------------------------
MORTGAGE LOANS
Investment Income                                       7.7%      $    34.4          8.2%      $    35.4        7.8%     $   139.8
Realized Gains (losses)                                -0.6%           (2.6)         0.4%            1.7        0.5%           9.3
   Total                                                7.1%      $    31.8          8.6%      $    37.1        8.4%     $   149.2
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $ 1,763.2                    $ 1,701.0                 $ 1,809.7
                                                     -------------------------------------------------------------------------------
REAL ESTATE (3)
Investment Income                                      12.4%      $     7.3          5.1%      $     2.7        4.3%     $     9.5
Realized Gains (losses)                                -6.0%           (3.5)        -2.9%           (1.5)      -2.4%          (5.2)
   Total                                                6.4%      $     3.8          2.2%      $     1.2        1.9%     $     4.2
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $   240.2                    $   214.4                 $   230.8
                                                     -------------------------------------------------------------------------------
POLICY LOANS
Investment Income                                       7.0%      $    21.5          7.0%      $    22.0        6.9%     $    86.5
Realized Gains (losses)                                 0.0%              -          0.0%              -        0.0%             -
   Total                                                7.0%      $    21.5          7.0%      $    22.0        6.9%     $    86.5
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $ 1,223.7                    $ 1,259.2                 $ 1,229.0
                                                     -------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                       1.9%      $     2.1          5.8%      $    11.7        4.4%     $    29.3
Realized Gains (losses)                                 0.0%           (0.0)         0.0%           (0.0)      -0.1%          (0.8)
   Total                                                1.9%      $     2.1          5.8%      $    11.7        4.3%     $    28.5
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $   535.2                    $   625.1                 $   441.0
                                                     -------------------------------------------------------------------------------
OTHER INVESTED ASSETS
Investment Income                                      10.4%      $     3.2          5.5%      $     1.3        8.4%     $     9.1
Realized Gains (losses)                                 0.1%            0.0         -3.0%           (0.7)      -4.7%          (5.1)
   Total                                               10.5%      $     3.2          2.5%      $     0.6        3.7%     $     4.0
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $   126.8                    $    91.2                 $   116.7
                                                     -------------------------------------------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                       7.2%      $   198.3          7.0%      $   194.1        6.6%     $   732.8
Realized Gains (losses)                                -0.1%           (2.4)         0.1%            2.5       -0.1%         (12.3)
   Total                                                7.1%      $   195.9          7.1%      $   196.6        6.5%     $   720.6
                                                     -------------------------------------------------------------------------------
Ending Assets                                                     $11,057.0                    $10,936.8                 $10,959.4
                                                     -------------------------------------------------------------------------------
Other Fee Income                                        0.1%      $     1.4          0.0%      $     1.2        0.0%     $     5.3
Investment expense                                     -0.1%      $    (4.0)        -0.4%      $   (11.5)      -0.4%     $   (46.1)
TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                       7.1%      $   195.8          6.6%      $   183.7        6.2%     $   692.1
Realized Gains (losses)                                -0.1%           (2.4)         0.1%            2.5       -0.1%         (12.3)
   Total                                                7.0%      $   193.4          6.7%      $   186.2        6.1%     $   679.8
                                                     -------------------------------------------------------------------------------
Ending Assets                                                      11,057.0                     10,936.8                  10,959.4
                                                     -------------------------------------------------------------------------------
Net unrealized gains (losses) on fixed maturities                      58.2                        120.4                     143.1
                                                     -------------------------------------------------------------------------------
    Total invested assets  (4)                                    $11,115.2                    $11,057.2                 $11,102.5
                                                     -------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended                  Year Ended                   Year Ended
                                                      December 31, 2000           December 31, 1999            December 31, 1998
                                                   Yield (1)        Amount      Yield (1)       Amount        Yield (1)     Amount
                                                   ---------        ------      ---------       ------        ---------     ------
                                                          ($ millions)                ($ millions)                 ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Investment Income                                     7.4%        $   495.4        7.2%        $   477.7         7.4%     $   448.7
Realized Gains (losses)                              -0.4%            (30.1)      -0.1%             (8.6)        0.1%           8.5
   Total                                              6.9%        $   465.3        7.1%        $   469.1         7.5%     $   457.2
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $ 6,702.7                    $ 6,752.6                  $ 6,453.5
                                                   ---------------------------  ----------------------------------------------------
EQUITY SECURITIES
Investment Income                                    56.4%        $   239.4       39.7%        $   194.2        13.5%     $    53.6
Realized Gains (losses)                               5.1%             21.6       15.6%             76.0         1.7%           6.9
   Total                                             61.5%        $   261.0       55.3%        $   270.2        15.2%     $    60.5
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $   328.6                    $   519.8                  $   457.2
                                                   ---------------------------  ----------------------------------------------------
MORTGAGE LOANS
Investment Income                                     8.3%        $   144.4        8.2%        $   127.7         8.7%     $   124.1
Realized Gains (losses)                               1.1%             19.8        0.0%              0.8         0.5%           7.6
   Total                                              9.5%        $   164.1        8.2%        $   128.5         9.2%     $   131.7
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $ 1,754.7                    $ 1,713.4                  $ 1,420.0
                                                   ---------------------------  ----------------------------------------------------
REAL ESTATE (3)
Investment Income                                     7.0%        $    20.4        7.0%        $    35.0         5.0%     $    44.4
Realized Gains (losses)                               9.2%             26.7       10.4%             52.0        14.6%         127.6
   Total                                             16.2%        $    47.1       17.4%        $    87.0        19.6%     $   172.0
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $   212.0                    $   369.1                  $   634.2
                                                   ---------------------------  ----------------------------------------------------
POLICY LOANS
Investment Income                                     6.8%        $    86.6        6.5%        $    81.9         6.6%     $    82.4
Realized Gains (losses)                               0.0%                -        0.0%                -         0.0%             -
   Total                                              6.8%        $    86.6        6.5%        $    81.9         6.6%     $    82.4
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $ 1,264.6                    $ 1,268.2                  $ 1,269.6
                                                   ---------------------------  ----------------------------------------------------
CASH AND CASH EQUIVALENTS
Investment Income                                     6.6%        $    28.2        4.1%        $    17.3         4.8%     $    18.8
Realized Gains (losses)                               0.0%             (0.0)       0.0%                -         0.0%             -
   Total                                              6.6%        $    28.2        4.1%        $    17.3         4.8%     $    18.8
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $   869.6                    $   377.1                  $   463.5
                                                   ---------------------------  ----------------------------------------------------
OTHER INVESTED ASSETS
Investment Income                                     5.9%        $     4.1       -0.5%        $    (0.2)        1.8%     $     1.0
Realized Gains (losses)                              -0.7%             (0.5)      12.4%              4.9        37.5%          20.5
   Total                                              5.3%        $     3.6       11.9%        $     4.7        39.3%     $    21.5
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $   100.0                    $    38.0                  $    40.7
                                                   ---------------------------  ----------------------------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                                     9.1%        $ 1,018.4        8.6%        $   933.6         7.4%     $   773.0
Realized Gains (losses)                               0.3%             37.5        1.1%            125.1         1.6%         171.1
   Total                                              9.5%        $ 1,055.9        9.7%        $ 1,058.7         9.0%     $   944.1
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                     $11,232.2                    $11,038.2                  $10,738.7
                                                   ---------------------------  ----------------------------------------------------
Other Fee Income                                      0.0%        $     4.0        0.0%        $     4.2         0.1%     $     4.8
Investment expense                                   -0.4%        $   (44.3)      -0.3%        $   (35.5)       -0.4%     $   (42.1)
TOTAL AFTER INVESTMENT EXPENSES
Investment Income                                     8.8%        $   978.1        8.3%        $   902.3         7.0%     $   735.7
Realized Gains (losses)                               0.3%             37.5        1.1%            125.1         1.6%         171.1
   Total                                              9.1%        $ 1,015.6        9.4%        $ 1,027.4         8.6%     $   906.8
                                                   ---------------------------  ----------------------------------------------------
Ending Assets                                                      11,232.2                     11,038.2                   10,738.7
                                                   ---------------------------  ----------------------------------------------------
Net unrealized gains (losses) on fixed maturities                      (9.8)                      (206.4)                     252.5
                                                   ---------------------------  ----------------------------------------------------
    Total invested assets  (4)                                    $11,222.5                    $10,831.8                  $10,991.2
------------------------------------------------------------------------------------------------------------------------------------

(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.
(4) Trading portfolio balances of $712.5 million and results are excluded from the yield calculation.

  The Exhibit above include invested assets in the Closed Block.

Exhibit 18A
(Unaudited)
                         FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------------------------------------------
                                                                    As of                                    As of
                                                                March 31, 2002                        December 31, 2001

       NAIC        Rating Agency                    Amortized       % of      Estimated     Amortized        % of      Estimated
      Rating       Equivalent Designation             Cost          Total     Fair Value       Cost         Total      Fair Value
      ------       ----------------------             ----          -----     ----------       ----         -----      ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                         $ 2,856.0       74.6%     $ 2,887.9     $ 2,730.4        73.8%      $ 2,806.4
        2          Baa                                  763.4       19.8%         765.1         769.5        20.6%          784.9
        3          Ba                                   172.3        4.3%         166.5         161.9         4.1%          155.3
        4          B                                     38.2        1.1%          42.0          37.9         1.1%           40.8
        5          Caa and lower                          4.9        0.2%           5.6          15.5         0.4%           15.0
        6          In or near default                     1.6        0.0%           1.9           1.8         0.0%            1.9
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Subtotal                           3,836.4      100.0%       3,869.0       3,717.0       100.0%        3,804.3
                   Redeemable preferred stock             1.0        0.0%           1.0           1.0         0.0%            0.9
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Total Public Fixed
                   Maturities                       $ 3,837.4      100.0%     $ 3,870.0     $ 3,718.0       100.0%      $ 3,805.2
                                                    =========      =====      =========     =========       =====       =========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY
----------------------------------------------------------------------------------------------------------------------------------
                                                                   As of                                      As of
                                                               March 31, 2002                          December 31, 2001

       NAIC        Rating Agency                    Amortized       % of      Estimated     Amortized        % of       Estimated
      Rating       Equivalent Designation              Cost         Total     Fair Value       Cost          Total      Fair Value
      ------       ----------------------              ----         -----     ----------       ----          -----      ----------
                                                                ($ millions)                             ($ millions)
----------------------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                         $ 1,060.2       35.5%     $ 1,081.3     $ 1,077.5        35.1%      $ 1,113.7
        2          Baa                                1,580.4       52.0%       1,587.6       1,620.7        51.9%        1,645.8
        3          Ba                                   250.1        8.1%         246.4         270.6         8.5%          269.3
        4          B                                     62.1        2.0%          60.4          63.2         1.9%           62.0
        5          Caa and lower                         12.7        0.4%          12.7          20.2         0.6%           18.6
        6          In or near default                     4.5        0.2%           5.7           4.5         0.2%            5.7
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Subtotal                           2,970.0       98.2%       2,994.1       3,056.7        98.2%        3,115.1
                   Redeemable preferred stock            54.6        1.8%          56.1          54.6         1.8%           55.8
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Total Private Fixed
                   Maturities                       $ 3,024.6      100.0%     $ 3,050.2     $ 3,111.3       100.0%      $ 3,170.9
                                                    =========      =====      =========     =========       =====       =========


TOTAL FIXED MATURITIES BY CREDIT QUALITY
----------------------------------------------------------------------------------------------------------------------------------
                                                                   As of                                     As of
                                                               March 31, 2002                         December 31, 2001

       NAIC        Rating Agency                    Amortized       % of      Estimated     Amortized        % of       Estimated
      Rating       Equivalent Designation             Cost          Total     Fair Value      Cost           Total      Fair Value
      ------       ----------------------           ---------       -----     ----------      ----           -----      ----------
                                                                ($ millions)                             ($ millions)
----------------------------------------------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                         $ 3,916.2       57.3%     $ 3,969.2     $ 3,807.9        56.2%      $ 3,920.1
        2          Baa                                2,343.8       34.0%       2,352.7       2,390.2        34.8%        2,430.7
        3          Ba                                   422.4        6.0%         412.9         432.5         6.1%          424.6
        4          B                                    100.3        1.5%         102.4         101.1         1.5%          102.8
        5          Caa and lower                         17.6        0.3%          18.3          35.7         0.5%           33.6
        6          In or near default                     6.1        0.1%           7.6           6.3         0.1%            7.6
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Subtotal                           6,806.4       99.2%       6,863.1       6,773.7        99.2%        6,919.4
                   Redeemable preferred stock            55.6        0.8%          57.1          55.6         0.8%           56.7
                                                    ---------      -----      ---------     ---------       -----       ---------
                   Total Fixed
                   Maturities                       $ 6,862.0      100.0%     $ 6,920.2     $ 6,829.3       100.0%      $ 6,976.1
                                                    =========      =====      =========     =========       =====       =========



The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 18B

(Unaudited)

                          FIXED MATURITIES BY INDUSTRY

-----------------------------------------------------------------------------------------------------------------------

                                                                 As of March 31, 2002
                                                                 --------------------
                                                                      ($ millions)
-----------------------------------------------------------------------------------------------------------------------
Industry                                      Public           %        Private            %         Total           %
--------                                      ------           -        -------            -         -----           -
Consumer Goods & Services                  $   474.0       12.2%      $   736.1        24.1%     $ 1,210.1       17.5%
Non-Government-Asset/Mortgage Backed           504.2       13.1%          255.4         8.4%         759.6       10.9%
Public Utilities                               423.9       10.9%          287.0         9.4%         710.9       10.3%
Other Manufacturing                            168.0        4.3%          513.0        16.8%         681.0        9.8%
Financial Services                             211.3        5.5%          346.7        11.4%         558.0        8.1%
Banks                                          460.5       11.9%           41.8         1.4%         502.3        7.3%
Transportation/Aerospace                       290.0        7.5%          192.5         6.3%         482.5        7.0%
Government & Agency                            441.8       11.4%            0.1         0.0%         441.9        6.4%
Energy                                         204.7        5.3%          204.1         6.7%         408.8        5.9%
Mortgage Backed-Government & Agency            370.7        9.6%            0.9         0.0%         371.6        5.4%
Nat/Res/Manuf(non-energy)                       96.8        2.5%          271.4         8.9%         368.2        5.3%
Media/Adver/Printing                            32.3        0.8%          105.6         3.5%         137.9        2.0%
Telecommunications                              94.9        2.5%           18.6         0.6%         113.5        1.6%
Other                                           95.9        2.5%           16.3         0.5%         112.2        1.6%
Cable Television                                 1.0        0.0%           32.2         1.1%          33.2        0.5%
Bank Holding Companies                           0.0        0.0%           28.5         0.9%          28.5        0.4%
                                           ---------------------------------------------------------------     -------
    Total                                  $ 3,870.0      100.0%      $ 3,050.2       100.0%     $ 6,920.2      100.0%
                                           ===============================================================     =======


                                                                 As of December 31, 2001
                                                                 -----------------------
                                                                      ($ millions)
-----------------------------------------------------------------------------------------------------------------------
Industry                                      Public           %         Private           %         Total           %
--------                                      ------           -         -------           -         -----           -
Consumer Goods & Services                  $   463.6       12.2%      $    761.5       24.0%     $ 1,225.1       17.7%
Non-Government-Asset/Mortgage Backed           523.4       13.8%           269.7        8.5%         793.1       11.4%
Public Utilities                               436.4       11.4%           303.4        9.6%         739.8       10.6%
Other Manufacturing                            168.0        4.4%           504.8       15.9%         672.8        9.6%
Financial Services                             222.5        5.8%           372.0       11.7%         594.5        8.5%
Banks                                          467.8       12.3%            42.4        1.3%         510.2        7.3%
Transportation/Aerospace                       303.4        8.0%           198.5        6.3%         501.9        7.2%
Government & Agency                            199.9        5.3%           229.0        7.2%         428.9        6.1%
Energy                                         406.5       10.7%             0.1        0.0%         406.6        5.8%
Mortgage Backed-Government & Agency             95.1        2.5%           282.7        8.9%         377.8        5.4%
Nat/Res/Manuf(non-energy)                      293.9        7.7%             1.0        0.0%         294.9        4.2%
Media/Adver/Printing                            26.7        0.7%           106.2        3.3%         132.9        1.9%
Telecommunications                             100.4        2.6%            20.3        0.7%         120.7        1.7%
Other                                           94.3        2.5%            16.6        0.6%         110.9        1.6%
Cable Television                                 1.1        0.0%            33.3        1.1%          34.4        0.5%
Bank Holding Companies                           2.2        0.1%            29.4        0.9%          31.6        0.5%
                                           ---------------------------------------------------------------     -------
    Total                                  $ 3,805.2      100.0%      $  3,170.9      100.0%     $ 6,976.1      100.0%
                                           ===============================================================     =======

The Exhibit above includes invested assets in the Closed Block.
 Excludes Trading Portfolio Assets.

Exhibit 18C
(Unaudited)
                                    VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

------------------------------------------------------------------------------------
                                                       As of              As of
                                                  March 31, 2002   December 31, 2001
                                                  --------------   -----------------
                                                 ($ in millions)    ($ in millions)
Equity Method
    Public common stock                           $        20.2      $         9.0
    Private common stock                                   76.8               83.6
                                                  -------------      -------------
        Sub-total                                          97.0               92.6
                                                  -------------      -------------
Cost Method
    Public common stock                                    28.0               22.0
    Private common stock                                  111.3              115.1
                                                  -------------      -------------
        Sub-total                                         139.3              137.1
                                                  -------------      -------------
Total Venture Capital Partnership Investments     $       236.3      $       229.7
                                                  =============      =============



VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:
----------------------------------------------------------------------------------------------------------------------
                                                                          As of                        As of
                                                                     March 31, 2002              December 31, 2001
                                                                     --------------              -----------------
                                                                ($ Millions)        %         ($ Millions)        %
----------------------------------------------------------------------------------------------------------------------
Information Technology                                            $ 114.6         48.5%         $ 107.5         46.8%
Domestic LBO                                                         51.8         22.0%            50.4         22.0%
Life Sciences                                                        18.7          7.9%            20.0          8.7%
Telecommunications                                                    3.8          1.6%             8.6          3.7%
International LBO                                                    17.3          7.3%            14.0          6.1%
Merchant Banking                                                     21.5          9.1%            11.9          5.2%
Other                                                                 8.6          3.6%            17.3          7.5%
                                                                  -------        -----          -------        -----
Total Venture Capital Partnership Investments by Sector           $ 236.3        100.0%         $ 229.7        100.0%
                                                                  =======        =====          =======        =====

Exhibit 19
(Unaudited)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                           MORTGAGES AT CARRYING VALUE

-----------------------------------------------------------------------------------------------------------------------------

                                                                                       31-Mar                   31-Dec
                                                                                        2002                     2001
                                                                                        ----                     ----
                                                                                                ($ millions)
-----------------------------------------------------------------------------------------------------------------------------
Total Commercial Mortgages                                                           $ 1,460.9                $ 1,507.7
                                                                                     =========                =========

Problem commercial mortgages (1)                                                           5.4                     16.3
Potential problem commercial mortgages                                                    60.7                     64.5
Restructured commercial mortgages                                                         57.9                     57.9
                                                                                     ---------                ---------
Total problem, potential problem and  restructured
    commercial mortgages                                                             $   124.0                $   138.7
                                                                                     =========                =========
Total problem, potential problem and restructured
    commercial mortgages as % of
    total commercial mortgages                                                             8.5%                     9.2%
                                                                                           ===                      ===
Valuation allowances/writedowns (2)
   Problem loans                                                                     $     0.1                $     4.6
   Potential problem loans                                                                 6.5                      8.4
   Restructured loans                                                                      4.5                      4.7
                                                                                     ---------                ---------
Total valuation allowances/writedowns                                                $    11.1                $    17.7
                                                                                     =========                =========
Total valuation allowances as a percent of
   problem, potential problem and restructured
   commercial mortgages at carrying value before
   valuation allowances and writedowns                                                     8.2%                    11.3%
                                                                                           ===                     ====
-----------------------------------------------------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A
(Unaudited)
                               EQUITY REAL ESTATE

--------------------------------------------------------------------------------
                                      As of                        As of
                                      -----                        -----
                                     March 31,                  December 31,
                                       2002                         2001
                                       ----                         ----
                                                ($ millions)
--------------------------------------------------------------------------------
TYPE
Real estate                         $    52.4                   $    53.2
Joint ventures                          136.5                       133.3
                                    ---------                   ---------
   Subtotal                             188.9                       186.5
Foreclosed                               51.3                        44.3
                                    ---------                   ---------
   Total                            $   240.2                   $   230.8
                                    =========                   =========

Exhibit 20B
(Unaudited)

                           MORTGAGES AND REAL ESTATE

--------------------------------------------------------------------------------------------------------------------
                                                    As of                                           As of
                                                March 31, 2002                                December 31, 2001
                                                --------------                                -----------------
                                                 ($ millions)                                    ($ millions)
--------------------------------------------------------------------------------------------------------------------
Geographic Region
Southeast                                 $   441.3           22.0%                        $   449.1       22.0%
West                                          344.3           17.2%                            361.6       17.7%
Northeast                                     270.7           13.5%                            274.1       13.4%
Mountain                                      398.6           19.9%                            414.2       20.3%
Midwest                                       336.7           16.8%                            336.2       16.5%
Southwest                                     211.8           10.6%                            205.3       10.1%
                                          ---------           ----                         ---------       ----
                                          $ 2,003.4            100%                        $ 2,040.5        100%
                                          =========            ===                         =========        ===



                                                    As of                                           As of
                                                March 31, 2002                                December 31, 2001
                                                --------------                                -----------------
                                                 ($ millions)                                   ($ millions)
--------------------------------------------------------------------------------------------------------------------
Property Type:
Office Buildings                          $   849.7           42.4%                        $   873.3       42.8%
Agricultural                                  304.6           15.2%                            304.9       14.9%
Hotel                                         298.5           14.9%                            297.8       14.6%
Retail                                        133.8            6.7%                            138.8        6.8%
Industrial                                    158.5            7.9%                            156.6        7.7%
Other                                         133.6            6.7%                            135.1        6.6%
Apartment Buildings                           124.7            6.2%                            134.0        6.6%
                                          ---------            ---                         ---------        ---
                                          $ 2,003.4            100%                        $ 2,040.5        100%
                                          =========            ===                         =========        ===

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21
(Unaudited)
                            HISTORICAL QUARTERLY DATA

------------------------------------------------------------------------------------------------------------------------------------

                                                            Q1'02        2001         Q4'01        Q3'01        Q2'01        Q1'01
              ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                               $     164.4  $     695.3  $     194.8  $     162.0  $     173.4  $     165.1
Universal life and investment-type product policy fees        49.0        207.2         55.1         50.1         52.3         49.7
Net investment income                                        189.7        692.1        146.0        172.9        189.5        183.7
Net realized gains on investments                             (2.4)       (12.3)       (18.3)         0.5          3.0          2.5
Group pension profits                                          7.7         30.7          3.5          8.0          9.3          9.9
Retail Brokerage and Investment Banking                       90.8        343.5         90.5         82.1         99.8         71.1
Other income                                                  38.2        147.1         53.3         21.8         41.7         30.3
                                                       -----------------------------------------------------------------------------
     Total revenues                                          537.4      2,103.6        524.9        497.4        569.0        512.3
                                                       -----------------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                    190.7        814.7        218.6        203.9        194.5        197.7

Interest credited to policyholder account balances            27.9        110.5         27.3         27.9         27.0         28.3

Amortization of deferred policy acquisition costs             32.8        158.8         60.4         32.9         28.3         37.2
Dividends to policyholders                                    61.5        236.6         66.9         54.5         60.6         54.6
Demutualization Expense                                          -            -            -            -            -            -
Other operating costs and expenses                           203.4        876.4        285.4        190.0        226.8        174.2
                                                       -----------------------------------------------------------------------------
    Total benefits and expenses                              516.3      2,197.0        658.6        509.2        537.2        492.0
                                                       -----------------------------------------------------------------------------
Income/(Loss) before income taxes and
  extraordinary item                                          21.1        (93.4)      (133.7)       (11.8)        31.8         20.3

Income tax expense                                             6.8        (32.6)       (46.0)        (3.1)         9.5          7.0
                                                       -----------------------------------------------------------------------------
Net income/(loss)                                      $      14.3  $     (60.8) $     (87.7) $      (8.7) $      22.3  $      13.3
                                                       =============================================================================


Net Income/(Loss)                                      $      14.3  $     (60.8) $     (87.7) $      (8.7) $      22.3  $      13.3
Realized losses included in the 4th quarter charge               -         13.1         13.1            -            -            -
Net realized gains/(losses) on investments (after-tax)         0.9         (1.2)        (0.4)         1.4         (0.6)        (1.6)
                                                       -----------------------------------------------------------------------------
Operating income/(loss)                                       15.2        (48.9)       (75.0)        (7.3)        21.7         11.7

Operating loss included in the 4th quarter charge                -         81.9         81.9            -            -            -
Venture capital (income)/loss                                 (3.3)         9.1            -         10.1         (4.1)         3.1
                                                       -----------------------------------------------------------------------------
 Operating income as adjusted:                         $      11.9  $      42.1  $       6.9  $       2.8  $      17.6  $      14.8
                                                       =============================================================================
Number of Shares Used in Per Share Calculations:
   BASIC                                                48,012,310   48,608,378   47,786,913   48,642,274   49,363,512   48,720,335
   DILUTED                                              49,737,205   48,608,378   47,786,913   48,642,274   50,913,099   50,314,782
Net Income/(Loss) Per Share:
   BASIC                                               $      0.30  $     (1.25) $     (1.84) $     (0.18) $      0.45  $      0.27
   DILUTED                                             $      0.29  $     (1.25) $     (1.84) $     (0.18) $      0.44  $      0.26
Operating income/(loss)
   BASIC                                               $      0.32  $     (1.01) $     (1.57) $     (0.15) $      0.44  $      0.24
   DILUTED                                             $      0.31  $     (1.01) $     (1.57) $     (0.15) $      0.43  $      0.23
 Operating income as adjusted:
   BASIC                                               $      0.25  $      0.87  $      0.14  $      0.06  $      0.36  $      0.30
   DILUTED                                             $      0.24  $      0.87  $      0.14  $      0.06  $      0.35  $      0.29

Exhibit 22
                            STATUTORY EXPENSE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                 Three Months Ending                         As of December 31,
                                                      March 31,            2001        2000        1999         1998         1997
                                                      ---------            ----        ----        ----         ----         ----
                                                  2002         2001
                                                  ----         ----
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6):
  MONY Life Insurance Company                   $ 161.2      $ 202.4    $   786.3   $ 1,126.8   $   900.0    $   919.8    $ 1,003.0
  MONY Life Insurance Company of America          194.5        212.8        910.5     1,549.7     1,361.0        774.3        770.6
                                                -------      -------    ---------   ---------   ---------    ---------    ---------
Total                                           $ 355.7      $ 415.2    $ 1,696.8   $ 2,676.5   $ 2,261.0    $ 1,694.1    $ 1,773.6
                                                =======      =======    =========   =========   =========    =========    =========
GENERAL EXPENSES (2) (4) (5) (7):
  MONY Life Insurance Company                   $  62.6      $  58.1    $   240.4   $   261.1   $   247.8    $   308.2    $   355.9
  MONY Life Insurance Company of America           26.3         31.5        129.7       117.9       106.7         86.7         65.1
                                                -------      -------    ---------   ---------   ---------    ---------    ---------
Total                                           $  88.9      $  89.6    $   370.1   $   379.0   $   354.5    $   394.9    $   421.0
                                                =======      =======    =========   =========   =========    =========    =========
LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                   $   3.5      $   2.3    $     9.9   $    22.5   $    34.9    $    56.3    $    86.2
  MONY Life Insurance Company of America            0.6          0.6          2.6         2.7         2.8          3.2          5.4
                                                -------      -------    ---------   ---------   ---------    ---------    ---------
Total                                           $   4.1      $   2.9    $    12.5   $    25.2   $    37.7    $    59.5    $    91.6
                                                =======      =======    =========   =========   =========    =========    =========
Expenses (excluding real estate expenses)       $  84.8      $  86.7    $   357.6   $   353.8   $   316.8    $   335.4    $   329.4
                                                =======      =======    =========   =========   =========    =========    =========
Expenses (excluding real estate expenses)
to Net Premiums and Deposits                       23.8%        20.9%        21.1%       13.2%       14.0%        19.8%        18.6%
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

(1) Full Year Results from Annual Statement Page 4, Line 1 for 2001.
    And Lines 1 and 1a for the years of 1997 to 2000.
(2) Full Year Results from Annual Statement Exhibit 5, Line 10
(3) Full Year Results from Annual Statement Exhibit 5, Line 9.1
(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items
(5) 1999 Excludes $59.7 million of early retirement and realignment charge
(6) Includes transfers to new products series of $17 million and $71 for three month ended March 31, 2002 and 2001 respectively, $208 million, $998 million, and $742 million for the years ended December 31, 2001, 2000 and 1999 respectively.
(7) Adjusted to exclude Reorganization and Other Charges of $24.3 million for the year ended December 31, 2001.

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